THE COMPANY'S PURPOSE IS TO SOLVE THE HOUSING CRISIS

BOXABL

PROBLEM

The Crisis at a Glance

Housing Hell

UNAFFORDABLE

4.7M

Home Shortfall

75% of U.S. households cannot afford a median-priced new home as the housing shortfall continues to grow and increases home pricing.

Source: Zillow / NAHB 2025

OVERREGULATED

42%

Cost Increase Due to Regulation

Bureaucratic red tape delays traditional construction projects by months & adds ~42% to final price.

Source: 2026 Economic Report of the President Released

OUTDATED

1948

Antiquated Efficiency

A 30% reduction in construction productivity levels since 1970 puts us back at 1948 productivity level.

Source: Richmond Fed / McKinsey

Home Construction Hasn't Evolved

The Technology Gap

Enabled by the switch to factory production, transportation has evolved. Construction, not so much.





1906 | **2026**





Challenges

Stick Built in a Field

On-site construction creates high costs.

- ✖ No fixed pricing
- ✖ High pricing
- ✖ No pricing standards

- ✖ No pricing transparency
- ✖ Long lead times
- ✖ Professional fees

- ✖ Permitting hurdles
- ✖ Weather damage and delays
- ✖ Local skilled labor shortages

- ✖ Site theft
- ✖ Inconsistent quality and design
- ✖ Difficult warranty recourse



Stick Built Under a Roof

Factory builders using wood framing don't take advantage of post-industrial technology.

- ✖ Limited delivery radius
- ✖ Volumetric inefficiency
- ✖ Slow, oversized loads with two escort cars

- ✖ State line permits and overnight stopovers
- ✖ Design limitations
- ✖ Narrow 14ft. rooms (4.25m)



SOLUTION

BOXABL Solves

#1 Shipping

Homes are typically 70% empty space, 30% fitted space. BOXABL folds the empty space to ship nationally, enabling factory mass production. Engineered to ship two units in one load—maximizing space and cutting typical factory shipping costs.



Unfolded Folded


BOXABL
BOXABL



BOXABL Solves

#2 Three Modules on the Production Line

Only three standardized building modules enable ultra-fast linear manufacturing.
Tesla builds a car every 40 seconds. Homes are far less complicated. This is the power of the standardized production line.




JW
JELD-WEN

BOXABL Solves

#3 Three Modules Can Make Any Shape



The three standardized building modules can build any residential configuration from a Casita to a large home.



Casita
Backyard ADU
400-800sqft
Ranches
800-1,600sqft
Townhomes
1,200-2,400sqft
Single Family
2,000-4,000sqft
Large Single Family!
4,000-8,400sqft
(this configuration 8,400sqft)
Hotel – Condotel – Mixed Use
20,000-200,000
(this configuration 42,000 – 100 rooms)
Multi-Family Apartments
20,000-200,000sqft
(this configuration 55,000sqft)

BOXABL Solves

#4 Three Modules Can Make Any Style



Shape is separated from style. The module is separate from exterior cladding and trusses. Both can be delivered as plans, kits, or custom options for maximum freedom. Separation is key to enable high speed factory mass production.


THE OG

U.S. Styles: Colonial 35%, Contemporary 15%, American Craftsman 12%, Mid-Century Modern 10%, Victorian 8%, Mediterranean 7%, Modernist 5%, Neoclassical 4%, Industrial 2%, Gothic 2%

PRODUCT

Specification

Radically Simplified Engineering



Three folding building shells stack, connect, cantilever, and onboard interior partitions, appliances, and services as required to build versions-of any residential building, size, geometry, and architecture.

- ✓ Minimum number of total components
- ✓ Minimum number of unique components
- ✓ Maximum number of common components across the three shells
- ✓ The shells are engineered for linear open-face production line assembly and installation of interior configuration
- ✓ Exterior panels co-developed with Owens Corning


Structural ceiling framing
• accommodates 20psf live load (most low snow in the country & can go> 100 with truss and roof system)
• size for lighting, hvac, & superior thermal performance
Mgo interior ceiling & wall sheathing for reduced mold, superior durability over standard gypsum
Full building thermal isolation for all climate zone applications
Sub floor for any flooring application
Floor Framing
• sized to clear span for multi story or reduced foundation design, supported about perimeter only
Exterior Wall Framing
• accommodates 175mph wind load, any snow load & seismic conditions
• exterior sheathing is insulated & weather rated, ready for any finish cladding
Proprietary hinge systems for building deployment
All interior walls finished with laminated full height & width fiberglass
Standard 8' tall opening available 5' OC


PACKED TO SHIP
20x20
20x30
20x40

Floor Plans

Floor Plans That Flow

400-2400sqft | Studio-4bds | 1-3.5ba | 0-3gar
Steel construction | 10' ceilings | Huge doors & windows
Any architectural style

Familia | Single Story Homes | 2-4bd

600sqft | 2bds | 1ba



800sqft | 3bds | 1.5ba



Casita | Backyard Accessory Dwelling Units | Studio-3bds

400sqft | Studio | 1ba



600sqft | 1bds | 1ba



800sqft | 2bds | 1ba



Single Family | 2-3 Story Homes | 3-5 bds | 0-3 gar


1st flr
2nd flr

2000sqft
3bds | 2ba
2gar


1st flr
2nd flr

2000 sqft
3bds | 2a
3gar


1st flr
2nd flr

2400sqft
4bds | 3ba
2gar

Townhomes | Attached 2-3 Story Row Homes | 3bds | 0-2gar

1400sqft | 3bds | 1.5ba | 1gar | covered porch


1st flr
2nd flr
3rd flr

1200sqft | 3bds | 1.5ba


1st flr
2nd flr

Interiors

Beautiful Interiors

Obsessively designed to create feel-good spaces, great sightlines, with tall ceilings, and big windows.



Exteriors

Beautiful Exteriors

Perfect proportions create great curb appeal, any style you like.



BENEFIT

Cost Comparison

Total Cost Savings

BOXABL Factory Production

2,400 sq ft BOXABL home (estimate)

$88/sq ft

$213,551

Construction Detail	Total Cost	Cost/sq ft
Engineering & Permit	$22,903.30	$9.54
Direct Materials	$125,575.00	$56.49
Direct Labor	$13,907.00	$5.79
Roofing	$9,792.00	$4.08
Cladding	$5,824.00	$2.43
Shipping & Install	$25,550.00	$10.65
	$213,551.30	**$88.98**

BOXABL estimated cost after investment in 5,000 annual unit automated factory.

VS

Traditional Construction

Average 2,647 sq ft home

$134/sq ft

$355,757

Construction Detail	Total Cost	Cost/sq ft
Engineering & Permit	$32,719.00	$13.63
Framing	$70,982.00	$29.58
Exterior Finishes	$57,510.00	$23.96
Major Systems Rough-ins	$82,319.00	$34.30
Interior Finishes	$103,391.00	$43.08
Other	$8,835.00	$3.68
	$355,756.00	**$134.40**

Source: NAHB, Cost of Constructing a Home (Jan 2025)

Cost Trajectory

Unit Cost Trends

The cost of goods at scale with a systematized production line and appropriate automation should not significantly exceed the cost of negotiated raw materials.



-70
-60
-50
-40
-30
-20
-10
0
2022 (Baseline)
-34%
2023
-43%
2024

Direct Material Cost Reduction - 2022 Baseline

43%

cost reduction achieved since 2022

Lowest Cost Path to Scale

Assembly line efficiency, automation, and bulk purchasing drive costs below traditional construction.

Six Post Industrial Drivers

The Factory Advantage

Less Cost	More Speed	High Quality
Less Site Waste Less Site Theft	Less Mold	Reconfigurable

CUSTOMER

Sales

#1 Homeowner

Turnkey Casita ownership program with financing and installation for a fixed price,* focused first on the CA market.



Casita Studio

Turnkey Price **$150K**



Casita 1-Bedroom

Turnkey Price **$195K**



Casita 2-Bedroom

Turnkey Price **$205K**

*Subject to individual site conditions

Sales

#2 Small Builder

There are millions of small lots in our country. Standard configurations enable small builders to service their communities.

- ✓ Financing Assistance
- ✓ Sales Materials Support
- ✓ Fewer professional fees

- ✓ Reduced insurance
- ✓ Single source warranty
- ✓ Approved State stamped drawings

- ✓ Certificate of Origin (Title)
- ✓ Steel framing and 10' ceilings standard





Sales

#3 Developer

Less time building means more time selling.

More Profit
- ✓ Lower price per sqft
- ✓ Turn project faster with the same back-office
- ✓ Less professional fees

Less Risk
- ✓ Reduced insurance
- ✓ Minimizes site theft and site waste
- ✓ Eliminate most weather delays
- ✓ Single source warranty
- ✓ Full product traceability
- ✓ Mold resistant

Sell Faster
- ✓ A fast, designer furnished model home
- ✓ Sell sooner with quieter phased build outs

Standardized Documentation
- ✓ Approved State stamped drawings
- ✓ Certificate of Origin (Title)
- ✓ Traceable BOXABL serial number (BIN)

Better Built
- ✓ Steel framing and 10' ceilings standard
- ✓ Quality assurance certified



Sales

#4 Retail

A new generation of travel trailer that looks and feels like a real studio home, packed with technology to go anywhere.

- ✓ Patented self leveling 4WD carrier
- ✓ Pull with the vehicle you own
- ✓ Auto lowers to the ground for easy walk in

- ✓ Kitchen, living room, full size bathroom
- ✓ Huge closet, full length mirror
- ✓ Tall ceilings, windows, and doors

- ✓ 6,000 BTU ductless heating and A/C
- ✓ Solid R12 walls
- ✓ Phone-controlled tech powerhouse

- ✓ All utilities onboard
- ✓ 5,000 pre-orders as of 2026
- ✓ In tooling, anticipated 2027 launch





Sales

#5 Commercial

Tier one supplier collaborating with the world's largest technology companies.



Sales

#6 Public Sector

Developing FEMA, military, workforce, & homeless. Thermally superior rapid assembly structures.





Flat pack and 20 minutes assembly

MILESTONES

Manufacturing Proving Ground

400,000sqft of Factories

An automated factory can produce more volume with less labor. Compared to a manual factory of the same size.


BOXABL
BOXABL
BOXABL

A Powerful Brand

BOXABL A Big Brand Built By Media

One of the world's largest crowdfunds with $235MM raised.

35M+
Website Views
in the last 12 months

750M+
Social Media Views
across all platforms since 2017

200K+
Customer Inquiries
through our website since 2017

Delivered

Home

800+
Homes Built

NV, CA, UT, OK, HI+
States Deployed

AK, CA, CT, DE, KS, NY, OK, OR, UT, VT, WV, & WY
States Approved


BOXABL

IP MOAT

BOXABL Is a Technology Company

An IP portfolio with 53 mechanical patent filings and growing.

OUTLOOK

Outlook

Big Market, Big Opportunity

A $2.2T total demand driven by a 4M+ home deficit, and 1.36M annual starts. BOXABL targets the prefab segment.

TAM (Total Addressable Market)

$2.2T

5.4M homes needed: 4.03M shortfall + 1.36M annual starts at $405K median price.

FRED MSPUS Q4 2025; Realtor.com (2025); Census HOUST (2025)

SAM (Serviceable Addressable Market)

$36B

~103K manufactured homes shipped in 2024. The prefab segment BOXABL competes in.

Custom Market Insights (2024); Census MHS (2024)

SOM (Serviceable Obtainable Market)

~$1B

5,000 Homes / Year

BOXABL single-factory capacity at scale. ~$175K avg. turnkey price per home.

BOXABL Investor Presentation (2026)

AI is the 3rd Industrial Revolution

This will be the first time in history that the cost of goods and services is not based on a formula of the price of human labor. Physical tech companies, and especially makers of big things, like BOXABL, are best positioned to take advantage of the revolution.

AI-NATIVE

LAND

Land & Site Intelligence

- AI-assisted feasibility checks.
- Parcel, zoning, and permitting intelligence.

SALES

Sales & Customer Success

- AI lead qualification and customer engagement.
- Automated financing and configuration guidance.

FACTORY

Factory & Supply Chain

- Demand forecasting and procurement optimization.
- Production planning at scale.

OPS

Installation & Operations

- Deployment planning and permit automation.
- Operational insights across sites.

Outlook

Business Lines

Lower-margin physical product is the carrier for recurring higher-margin services.

LINK

BUSINESS LINES

0-30% gross margin

1. Homeowner
2. Small Builder
3. Developer
4. BOXABL Communities
5. Retail
6. Commercial
7. Public Sector

SERVICES

recurring 70-90% gross margin

- Mortgage Fee
- SaaS
- Insurance
- Extended Warranties
- Maintenance

Acquisition Targets

"Own the Stack"

With time and scale, opportunities arise for vertical integration to lower costs, speed up fulfillment, add value to the ecosystem, and create a strong moat.

BOXABL has engineered a comprehensive building system to enable the acquisition of the relevant supply categories to own the stack.


Watch Travis
Travis Kalanick | Farzad | March 2026


SaaS
Warranties
Insurance
Consumer Financing
Developments (REIT)
Dealerships
General Contracting
Logistics
Manufacturing
Suppliers
Raw Materials

Statement of Intent

The Factory is the Product

The time and cost of replicating the system is significantly less than the cost of originating it.
Enabling BOXABL to franchise nationally and internationally quickly once the system is fully proven.


BOXABL

X



LEADERSHIP

Leadership

Executive Team

BOXABL is an Exchange Act reporting company since 2023 and is audited by CBIZ.



Paolo Tiramani
Founder, CEO

American futurist, degrees in industrial design and mechanical engineering, 155 patent filings, and related IP licensing to Fortune 500 companies.



Galiano Tiramani
Founder, CEO

Serial entrepreneur including cryptocurrency arbitrage, Bitcoin ATM, and an operating cannabis farm producing oils.



Kyle Denman
Founder, CPO

A graduate of Stony Brook with a Bachelors of Science in Mechanical Engineering (BSME). With 50 civil and automotive mechanical patent filings.



President/COO



Martin Costas
CFO

Served as CFO, divisions at Honeywell, Schlumberger, Nexans, Fortune 50 leader at Sysco, 10 years at PwC.



Shan Palaniappan
CTO

Senior VP of Engineering at Sagent, CTO at DataRobot, plus a decade of experience at Salesforce.



Christian Kirchen
Dir. Mfg.

Automotive production manufacturing executive at tier 1 OEM suppliers Bosch, Thyssenkrupp, and Autoneum.

Board of Directors



Dr. Morris Davis
Government

2025 CEA Chief housing economist reporting to the President. Fed Reserve Board advisor to Greenspan, PhD UPenn.



Zvi Yemini
Manufacturing

Serial industrialist MBA, Techcare NYSE chairman. Board Member at Peres Center. Billions in global sales.



Larry Swets
Banking

Head of Merchant Banking of Fundamental Global Inc. FGMC SPAC partner.



Digital Technology



Developer

Disclosures

This presentation (this "Presentation") is being furnished for the exclusive use of, and solely for the purpose of assisting, the parties (such parties, together with their subsidiaries and affiliates, the "Recipients") to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the "Business Combination") between Boxabl Inc. (the "Company," "BOXABL," "we, "us" or "our"), FG Merger II Inc. and FG merger II Corp. ("SPAC").

This information is being distributed to the Recipients on a confidential basis and may not be reproduced or used, in whole or in part, for any other purposes, nor may it be disclosed or otherwise made available to any third party. By receiving this information, Recipients, their affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the parties, this Presentation and any information contained herein may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than the Recipients' evaluation of the parties and the Business Combination or (iv) provided to any person except the Recipients' employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between the parties hereto relating to the subject matter hereof.

The provision of this Presentation shall not be taken as any form of commitment on the part of the Company or SPAC to proceed with any negotiations of the Business Combination or any other transaction, and each of the Company and SPAC reserve the right to discontinue discussions or negotiations regarding any transaction at any time and for any reason or no reason.

No Representations or Warranties

No representations or warranties, express or implied, are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, neither the Company, SPAC nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive of all of the information necessary to make an evaluation of the Company, SPAC or the Business Combination. Viewers of this Presentation should each make their own evaluation of the Company, SPAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot, and are not intended to, address your specific investment objectives, financial situations, or financial needs.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding the Company and the proposed Business Combination. Any statements other than statements of historical fact contained in this Presentation, including statements regarding the anticipated benefits and timing of the completion of the Business Combination, statements about the Company's market opportunity and the potential growth of that market, the Company's strategy, outcomes and growth prospects, trends in the Company's industry and markets and the competitive environment in which the Company operates, are forward-looking statements. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, which factors will be discussed in documents of the Company and SPAC filed, or to be filed, with the Securities and Exchange Commission ("SEC").

You should carefully consider the risks and uncertainties described in the "Risk Factors" section of the Company's Annual Reports on Form 10-K, the registration statement on Form S-4 and proxy statement/prospectus that will be filed by the parties to the Business Combination, and other documents that will be filed by the parties to the Business Combination from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. The Recipients are cautioned not to put undue reliance on forward-looking statements, including projections, and the Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, any change in their expectations, conditions or circumstances on which any such statement is based, or otherwise. Neither the Company nor SPAC gives any assurance that either the Company or SPAC will achieve its expectations.

Disclosures

Industry and Market Data

In this Presentation, the Company and SPAC rely on and refer to certain information and statistics regarding the markets and industries in which the Company competes. Such information and statistics are based on the Company's management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither the Company nor SPAC has independently verified the accuracy or completeness of the information provided by the third-party sources. Each of the Company and SPAC expressly disclaims any responsibility or liability for any damages or losses in connection with the use of such information herein.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and the Company's or SPAC's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but the Company and SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

No Offer or Solicitation

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of the Company, SPAC or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. Investment in any securities described herein has not been approved or disapproved by the SEC or any other regulatory authority nor has any authority passed upon or endorsed the merits of the offering or the accuracy or adequacy of the information contained herein. Any representation to the contrary is a criminal offense.

Additional Information and Where to Find It

In connection with the Business Combination, the Company and SPAC intend to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a joint proxy statement/prospectus, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all the Company and SPAC shareholders. The Company and SPAC will also file other documents regarding the Business Combination with the SEC.

Before making any voting or investment decision, investors, shareholders and other interested persons of the Company and SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Business Combination carefully and in their entirety as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company and SPAC through the website maintained by the SEC at www.sec.gov.

The documents filed by the Company and SPAC with the SEC also may be obtained free of charge, once available, on the SEC's website at www.sec.gov or by directing a request to: FG Merger II Corp., 104 S. Walnut Street, Unit 1A, Itasca, IL 60143, or upon written request to Boxabl Inc., 5345 E. N. Belt Road, Las Vegas, NV 89115, respectively.

Participants in Solicitation

The Company, SPAC and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from the Company's shareholders and SPAC's shareholders in connection with the Business Combination. A list of the names of the directors and executive officers of the Company and SPAC, and information regarding their interests in the Business Combination and their ownership of the Company's securities and SPAC's securities are, or will be, contained in the Company's filings and SPAC's filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company's shareholders and SPAC's shareholders in connection with the Business Combination, including the names and interests of the Company's directors and executive officers, will be set forth in the proxy statement/prospectus included in the Form S-4 for the Business Combination, which is expected to be filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

THANK YOU!


BOXABL
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